EXHIBIT 10.57

AGREEMENT RELATING TO THE
ACQUISITION OF TECHNICAL DATA

THIS AGREEMENT made this 31st day of March, 2010 by and between Adit Resources Corp. (“Adit”) and Emilio Acuña Peralta, represented in this act by Conrado Acuña Aranda (“Acuña”), is made for the purpose of setting forth the terms and conditions by which Adit will acquire certain Technical Data from Acuña.

The parties agree as follows:

1.           By this Agreement Acuña assigns to Adit all Technical Data in his possession or control pertaining to the Picacho Prospect.  The Picacho Prospect has a surface area of approximately 3,236.09 hectares and is located approximately 24 kilometers from the town of Bacoachi, Sonora State, Mexico.

2.           The Technical Data pertaining to the Picacho Prospect includes, but is not limited to, the following:

•	maps;
•	surveys;
•	geological reports;
•	core samples;
•	assays;
•	geochemical surveys;
•	geophysical surveys

3.           In consideration for the assignment of the Technical Data, Adit agrees to issue to Acuña 320,000 shares of its common stock and deliver 437,500 shares of the common stock of Tara Minerals Corp.  Acuña understands that the shares described above are restricted securities as that term is described in Rule 144 of the Securities and Exchange Commission (SEC).  Acuña also understands that, at the present time, there is no public market for Adit’s common stock and a public market for Adit’s common stock may not develop in the future.

(a) Once the shares of Tara Minerals Corp are eligible to be sold under SEC rules, no more than 43,750 shares can be sold each month. Shares not sold in any given month will not be allowed to accumulate in future months.

(b) Once the shares of Adit are eligible to be sold under SEC rules, no more than 43,750 shares can be sold each month. Shares not sold in any given month will not be allowed to accumulate in future months.

(c) Tara Minerals will hold an option to purchase the shares of Tara Minerals back from Emilio Acuña Peralta

4.           Acuña represents and warrants to Adit that:

(a)	the Technical Data will be delivered to Adit free and clear of any liens or encumbrances;

(b)	no other person has any rights to the Technical Data;

(c)	with the exception of the persons listed below, no other person has received any part of the Technical Data;

•	__NONE____________

(d)	the persons listed above have agreed in writing to maintain the confidential nature of the Technical Data which they received;

(e)	Acuña will not retain any copies (including information stored on electronic media) of the Technical Data; and

(f)           Acuña will keep the Technical Data strictly confidential.

5.           Acuña agrees to provide reasonable assistance to Adit in interpreting the Technical Data.

AGREED TO AND ACCEPTED:

ADIT RESOURCES CORP.

By: /s/ Robert Wheatley
Robert Wheatley, President and Chief
Executive Officer

/s/ Emilio Acuña Peralta
Emilio Acuña Peralta, represented in this act
By Conrado Acuña Aranda

ANNEX  I

DRILLING PDD07-004
DRILLING PDD07-003
SAMPLE-DRILLHOLE WEIGHTED AVERAGES
MISCELANEOUS INFORMATION
PLANER ING. CORDOVA
EXPLORATION -- ADMINISTRATION QUOTES
BLAST NO. 7 & NO. 3
GEOPHYSICS ZONGE ENGINEERING REPORT
BLAST NO. 9
BLAST NO.8
BLAST NO. 6
BLAST NO. 4
BLAST NO. 1

2006 WORK ASSEMENT REPORT
EXPLORATION SAMPLES CERTIFICATES
DRILLING PDD07-005
DRILLING PDD007-006
DRILLING PDD07-007
DRILLING PDD07-008
DRILLING PDD07-009
DRILLING PDD07-010
DRILLING PDD07-011
DRILLING PDD07-012
DRILLING PDD07-014
ENVIROMENTAL STUDY
EXPLORATION PLAN
LICENSE MAPS & LOCATION INFORMATION
MAPPING PICACHO
RANCH MAP
SAMPLES CHAINS OF CUSTODY
MAPING DOS AMIGOS
TRENCHES-DTR -05
TRENCHES-DTR -04
TRENCHES DTR-03
TRENCHES DTR-02
TRENCHES DTR-01
FIELD NOTES
BLAST NO. 5
DRILLING PDD07-013

DRILLING PDD07-002
SAMPLES QA/QC
BASAITEGUI REPORTS
AGREEMENT LAND USE
BLAST NO. 12
DRILLHOLE ASSAY REPORT: WEIGHTED AVERAGES
MAP "EL PICACHO"
MAP RAMP “DON JULIAN”
MAP S/N SECCION TRANSVERSAL N-S VISTA E-W
MAP (LIST OF AVERAGE TENSION,MAY 2007)
LATEEGRA MAPING
GEOLOG. MAP “REY DE ORO PROYECT”

March 31, 2010

I, Robert Wheatley, President and CEO of Adit Resources Corp. have received all technical data specified in the Annex I of the Agreement Related to Acquire Technical Data, signed and dated on March 31st, 2010.

/s/ Robert Wheatley
Robert Wheatley, President and CEO
ADIT Resources Corp.